Exhibit 99.1

TeraWulf Reports Preliminary First Quarter 2026 Financial Results

Received Allocations for Revolving Credit Facility of Up to $250 Million From Leading Global Financial Institutions

EASTON, Md., April 14, 2026 (GLOBE NEWSWIRE) -- TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), an owner, developer and operator of energy-advantaged digital infrastructure purpose-built for high-performance computing (“HPC”) and artificial intelligence (“AI”), today announced preliminary financial results for the first quarter ended March 31, 2026.

Preliminary Financial Results for First Quarter 2026

The Company expects first quarter 2026 revenue to be between $30 million and $35 million, and adjusted EBITDA to be between $0 million and $3 million.

As of March 31, 2026, the Company had cash, cash equivalents and restricted cash of $3.1 billion and total debt of $5.8 billion, comprised of $2.5 billion of convertible notes at TeraWulf, $3.2 billion of senior secured notes at WULF Compute LLC, and $100 million of delayed-draw bridge loans at TeraWulf’s Kentucky subsidiaries.

Operational and Financial Updates

TeraWulf has received allocations for a revolving credit facility (the “Facility”) of up to $250 million, subject to negotiation of and finalizing documentation and other closing conditions. The Facility is expected to mature in April 2030, and to be secured by substantially all assets of TeraWulf and certain of its subsidiaries, subject to certain exceptions. The Facility is expected to enhance liquidity and support working capital. Morgan Stanley Senior Funding, Inc. is engaged as Administrative Agent, Lead Arranger, and Lead Bookrunner for the Facility.

With this enhanced liquidity position, the Company expects to have sufficient capital to fund the equity component of its previously announced Kentucky data center development and to support its near-term capital requirements.

Operationally, TeraWulf continues to execute on its buildout. As of March 31, 2026, TeraWulf had fully delivered CB-2, with all Core42 capacity across the Wulf Den, CB-1 and CB-2 generating revenue.

Leadership Commentary

“Our preliminary results reflect a business that has effectively transitioned to long-term, credit-enhanced revenues,” said Patrick Fleury, Chief Financial Officer of TeraWulf. “With more than 50% of first quarter 2026 revenue derived from HPC hosting, and additional compute capacity expected to come online in the second quarter and throughout the remainder of the year, we expect our revenue mix to continue shifting toward stable, contracted HPC hosting revenues backed by investment-grade counterparties.”

“Securing a broadly syndicated revolving credit facility represents a meaningful step forward in the evolution of our business model and capital structure. The Facility underscores the strength of our platform and growing confidence in our long-term strategy from leading global financial institutions.”

Preliminary Results Notice

The preliminary estimated financial results included in this release for the first quarter ended March 31, 2026 are preliminary, unaudited and subject to completion, and may change as a result of management’s ongoing review. These preliminary results are subject to quarter-end financial and accounting procedures. The preliminary financial results represent management estimates and constitute forward-looking statements subject to risks and uncertainties. Actual results may differ materially from these preliminary estimates when finalized and publicly disclosed.

These preliminary results should not be viewed as a substitute for the Company’s full first quarter financial statements and do not present all information necessary for a complete understanding of financial performance. TeraWulf expects to release full first quarter results in May 2026.

Non-GAAP Financial Information

To provide investors with additional information in connection with our results, as determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we disclose Adjusted EBITDA as a non-GAAP measure. This measure is not a financial measure calculated in accordance with GAAP, and it should not be considered as a substitute for net income, operating income, or any other measure calculated in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The Company has not provided reconciliations of preliminary Adjusted EBITDA to the most comparable GAAP measure of net income/(loss), as such reconciliation would be potentially misleading and not practicable. This is due to the difficulty of projecting event-driven transactional and other non-core operating items that are included in net income/(loss), including but not limited to asset impairments and income tax valuation adjustments, that cannot be calculated at this time without unreasonable effort. Reconciliations of this non-GAAP measure to the most comparable GAAP measure for historical periods are available in the Company’s quarterly earnings conference call presentations, accessible on the investor section of the Company’s website at www.terawulf.com/investors.

About TeraWulf

TeraWulf develops, owns, and operates environmentally sustainable, industrial-scale data center infrastructure in the United States, purpose-built for high-performance computing (HPC) hosting and bitcoin mining. Led by a team of veteran energy infrastructure entrepreneurs, TeraWulf is committed to delivering scalable, low-carbon compute capacity for next-generation AI and HPC customers.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) TeraWulf’s ability to complete their data center campuses and future strategic growth initiatives in a timely manner or within anticipated cost estimates; (2) TeraWulf’s ability to attract additional customers to lease its HPC data centers; (3) TeraWulf’s need to raise additional capital to meet its business requirements in the future, which may be costly or difficult to obtain or may not be obtained (in whole or part) and, if obtained, could significantly dilute the ownership interests of TeraWulf’s shareholders; (4) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (5) security threats or unauthorized or impermissible access to TeraWulf’s data centers, its operations or its digital wallet; (6) counterparty risk with respect to TeraWulf’s digital asset custodian and its mining pool provider; (7) employment workforce factors, including the loss of key employees; (8) changes in governmental safety, health, environmental and other regulations, which could require significant expenditures; (9) conditions in the cryptocurrency mining industry, including any prolonged substantial reduction in the value of bitcoin; (10) currency exchange rate fluctuations; and (10) other risks and uncertainties detailed from time to time in TeraWulf’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in TeraWulf’s filings with the SEC, which are available at www.sec.gov.

Contacts

Investors: investors@terawulf.com

Media: media@terawulf.com